UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2006

ADERA MINES LIMITED
(Exact name of registrant as specified in charter)

Nevada	333-121764	98-0427221
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20710 Lassen Street
Chatsworth, California 91311
(Address of Principal Executive Offices)

(818) 341-9200
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant’s pro forma financial statements and the related notes that will be filed herein.

Item 1.01 Entry into a Material Definitive Agreement.

On September 6, 2006, Adera Mines Limited (the "Company") issued a press release announcing the completion of a previously announced private placement pursuant to which it raised gross proceeds of $5,500,000. The placement was a sale of shares of restricted common stock at $0.25 per share. For every two shares sold, the investor also received one warrant exercisable for $0.30 per share.

Each investor qualified as an "accredited investor" as that term is defined in the Securities Act of 1933, as amended. The following conditions were all met with respect to this transaction: (1) the Company did not advertise this issuance in any public medium or forum, (2) the Company did not solicit any investors with respect to this issuance, (3) the Company did not publicize any portion of the purchase or sale of the shares issued and (4) none of the shares issued were offered in conjunction with any public offering. There are no material relationships between the Company, the investors or their respective affiliates.

The securities sold pursuant to the equity financing have not yet been registered under the Securities Act of 1933 and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements. Pursuant to the Registration Rights Agreement between the Company and the investors, the Company is required to file a registration statement on Form SB-2 for purposes of registering the resale of the shares of common stock.

Item 3.02 Unregistered Sales of Equity Securities.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 6, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adera Mines Limited.
(Registrant)

Date	September 6, 2006

By:	/s/ J. Stewart Asbury III
Name:	J. Stewart Asbury III
Title:	President